The Brink’s Company
March 2010
The Brink’s Company
Management Presentation
EXHIBIT 99.1

The Brink's Company

Forward-looking Statements
This presentation, including questions and answers, may contain both historical and forward-looking information within the meaning of the Private Securities
Litigation Reform Act of 1995. Actual results could differ materially from projected results. Additional information regarding factors that could affect financial performance is readily available in our press release dated February 2,
2010 and in our filings with the Securities and Exchange Commission, including our most recent forms 10-K and 10-Q. Information included in this presentation is representative as of the date of the presentation only and The Brink’s
Company assumes no obligation to update any forward-looking statements made.

The Brink's Company

Agenda
Joseph W. Dziedzic
Vice President &
Chief Financial
Officer
Edward A. Cunningham
Director of Investor Relations &
Corporate Communications
■ Introduction
■ Brink’s Business Overview
■ Financial Highlights
■ Summary

4
The Brink’s Company
¢ Industry leader
¢ Premier brand
¢ Operational excellence
¢ Global footprint
¢ Growth strategy
¢ Proven financial performance
Investment Rationale
The Brink's Company

Brink’s Company Overview
World’s premier security company
¢ Founded in 1859, Brink’s is
 the oldest and largest secure
 logistics company
¢ Approximately 59,000 employees,
 805 branches and 10,500 vehicles
 worldwide
¢ Diversified operations with adjusted
 revenue of $2.9 billion in 2009 (1)

The Brink's Company
(1)  Adjusted financial information is reconciled to amounts reported under U.S. GAAP on pages 25, 26 &
 27.

6
Premier Brand
¢ Globally recognized brand
¢ Value built on:
 – Trust and integrity
 – Quality of our people
 – Safety and security
 – Operational excellence
 – History and heritage
 – Global network
¢ 150th Anniversary in 2009

The Brink's Company

Proven Operational Excellence
¢ Demonstrated global expertise
 – Security
 – Risk management
 – Logistics
 – Pricing discipline
 – Human resource management
 – IT capabilities

The Brink's Company

Global Leader in Secure Logistics
Brink’s
Loomis
G4S
Others
Prosegur
Global Market Share
Total $14 Billion
Source: Internal Company Estimates based on most recently available data

The Brink's Company
Leading Share in Fragmented Market

2009 Adjusted Revenue = $2.9B (1)
Business Lines
The Brink's Company

¢ Armored car transport
¢ Point-to-point pick-up and delivery of
 cash, coins, checks and other
 valuables
¢ ATM services
¢ Infrastructure for
 High-Value Services
Cash-in-Transit
$1.6 Billion (1)
High-Value Services
¢ Global Services
 – Secure long-distance transport of
 valuables
¢ Cash Logistics Services
 – Money processing
 – Virtual vaulting
 – CompuSafe® Service
¢ New Services
 – Payment Services
$0.9 Billion (1)
Security Services
$0.4 Billion (1)
¢ High-value niche guarding services in
 select E.U. countries
¢ Airports, embassies
High-Value
Services
CIT
Security
Services
(1) Adjusted financial information is reconciled to amounts reported under U.S. GAAP on page 28.

Global Footprint
North America
Asia Pacific
Latin America
Europe, Middle East, Africa
Approximately 805 branches serving more than 50 countries plus 66 additional countries served by Global Services
Canada
52 Branches
United States
181 Branches
EMEA
258 Branches
22 Countries
Asia Pacific
97 Branches
9 Countries
Latin America
217 Branches
9 Countries

The Brink's Company

Global Footprint
2009 Brink’s Adjusted Revenue and Segment Operating Profit
Revenue (1)
Segment Operating Profit (1)
Total: $2.9 billion
International
Total: $175 million

The Brink's Company
North America
EMEA
Latin America
North America
 Asia Pacific
(1) Adjusted financial information is reconciled to amounts reported under U.S. GAAP on pages 25, 26 & 27.

How We Manage The Company
¢ Invest to protect employees and customer assets… regardless of economy
¢ Global strategy… local execution… adapted to each market
¢ Disciplined investment and execution… learn… accelerate
¢ Capital allocation
 – Maximize mature markets
 – Invest in emerging markets
The Brink's Company

Financial Strength & Flexibility
¢ $53 million net debt
¢ Over $330 million available borrowing capacity
The Brink's Company

(millions)
Cash	$143
Debt	(196)
Net cash/(debt)(1)	($ 53)
December 31, 2009
¢ Investment grade credit rating
¢ Pension/Legacy liabilities… Cash Outflows
(1) See Non-GAAP reconciliation on page 19 of the Fourth-Quarter earnings release dated February 2, 2010.
(millions)	2010	2011	2012	2013	2014
– Required pension contributions	$0	0	28	38	$31
– UMWA (funded by VEBA)	No cash outflow expected until 2026

Growth Strategy
¢ Existing markets
 – Invest in higher-margin “solutions” and services
 – Cash Logistics, CompuSafe® Service, Global Services
 – Expand in emerging, higher-growth markets… BRIC, Latin America,
 Asia-Pacific, Africa
 – Maximize profits in mature markets
¢ Adjacencies
 – Commercial Security, Payment Processing
¢ Acquisitions in high-growth markets and adjacencies
 – Maintain disciplined approach
 – Market knowledge important

The Brink's Company

Adjusted Revenue by Line of Business(1)

54%
33%
13%

74%
26%

BRINKS

I

The Brink's Company
High-Value
Services
Security
Services
CIT
Developed
Emerging
(1) Adjusted financial information is reconciled to amounts reported under U.S. GAAP on page 28.
Growth Strategy
Adjusted Revenue by Market(2)
Invest in High-Value Services and Emerging Markets… Shift the mix
(2) Adjusted financial information is reconciled to amounts reported under U.S. GAAP on pages 25, 26 & 27.

CompuSafe® Service Installed Base
(# units)
5,400
6,700
7,400
10,300
13,000
2006
2007
2008
2009
2010 Est.

BRINKS

Leader in Business Segments
CompuSafe® Service
Leader in Business Segments
CompuSafe® Service
¢ CompuSafe® Service
 gaining traction
¢ ~30% growth in 2010
The Brink's Company

Recent Actions
¢ Venezuela cash repatriation… executing our strategy (December 2009)
¢ U.S. pension contribution of $150 million (August 2009)
¢ 2009 acquisitions in emerging markets… Brazil, Russia, India, China
¢ Resource allocation and management upgrades… focus on EMEA

The Brink's Company

CAGR: 9%
3,500
3,000
2,500
2,000
1,500
1,000
500
0
2,087
2,315
2,616
2,990
2,897
2005
2006
2007
2008
2009

BRINKS

Adjusted Revenue (1)
($MM)
Financial Performance
Adjusted Revenue Growth

The Brink's Company
(1)  Adjusted financial information is reconciled to amounts reported under U.S. GAAP on pages 25, 26 &
 27.

CAGR: 45%
200
180
160
140
120
100
80
60
40
20
0
31
99
134
180
137
2005
2006
2007
2008
2009

BRINKS

Total Adjusted Operating Profit (1)
($MM
 )
Financial Performance
Adjusted Profit Growth
Segment	113	172	196	223	175
Non-Segment	(82)	(73)	(62)	(43)	(38)
Total	31	99	134	180	137

The Brink's Company
(1)  Adjusted financial information is reconciled to amounts reported under U.S. GAAP on pages 25, 26 & 27.

350
300
250
200
150
100
50
2001
2002
2003
2004
2005
2006
2007
2008
2009
2/28/2010
December 31, 2001 Through February 28, 2010
Brink's
$221
S & P Midcap 400
$161
S & P 500
$113

BRINKS

Financial Performance
Execution Creates Value
($)
(1) $100 invested on December 31, 2001 in stock or index. Includes reinvestment of dividends.
Cumulative Stock Total Return (1)

The Brink's Company

Financial Performance
¢ Global economic weakness
 – Significant volume pressures
 – Steep decline in Diamond & Jewelry
 market
 – Customers in financial distress
¢ Key actions taken
 – Venezuela… executing our strategy
 – Pension funding addressed
 – EMEA Restructuring/severance
¢ Growth focus
 – BRIC acquisitions
 – Disciplined investment & execution
2009 Highlights
2010 Outlook
¢ Global economy stabilizing
 – Low/mid single-digit % annual organic
 revenue growth (from adjusted $2.9B in 2009)
 – Margins between 7.0% and 7.5%
 – Difficult comps in first-half 2010
 – Second-half seasonally stronger
¢ 2010 Focus areas
 – Latin America continued growth
 – North America productivity and margin growth
 – EMEA turnaround efforts
¢ Growth focus
 – Disciplined M&A
 – Solutions… higher-margin services

The Brink's Company

22
Summary
Investment Rationale
¢ Industry leader
¢ Premier brand
¢ Operational excellence
¢ Global footprint
¢ Strategy for growth
¢ Proven financial performance

The Brink's Company

The Brink's Company

Appendix

The Brink's Company

Adjusted Results - Reconciled to Amounts Reported under GAAP

The Brink's Company
Purpose of Adjusted Information

Adjusted results described in this filing are financial measures that are not required by, or presented in accordance with, U.S. generally accepted accounting principles
(“GAAP”). These adjusted results
 a) reflect the impact of reporting results from Venezuela at the less favorable parallel market exchange rate,
 b) exclude transaction losses on repatriated cash from Venezuela, and
 c) exclude an acquisition gain in India.
The purpose of the adjusted information is to provide users of financial information of The Brink’s Company an understanding of the effects of each of the items described above. The adjusted information provides information to assist comparability and estimates of future performance. Brink’s believes these measures are helpful in assessing operations and estimating future results, provide transparency to investors, and enable period-to-period comparability of financial performance.
Adjusted results should not be considered as an alternative to revenue, income or earnings per share amounts determined in accordance with GAAP and should be read in conjunction with their GAAP counterparts.
 Explanation of Reconciling Items
 The adjustments:

 (a) Change from official rate to parallel rate translation in Venezuela

i.Reduce segment operating income - International to reflect operating results had they been translated using the parallel rate in effect at the time. Results from
Venezuela in 2005, 2006, 2007, 2008 and most of 2009 were translated at the official rate.

ii. Increase segment operating income - International by $5 million in 2009. The adjustment reverses certain currency exchange losses related to increases in cash held in U.S. dollars by the Venezuelan subsidiaries.
 (b) Venezuela currency loss. Decrease non-segment expense by $23 million for the loss that was recognized in 2009 related to the repatriation of cash from Venezuela.
 (c) Acquisition gain. Decrease other operating income - non-segment by $14 million for the gain recorded in 2009 related to an acquisition of a controlling interest in an Indian subsidiary.
	Years Ended December 31,
(In millions)	2009	2008	2007	2006	2005
Revenues	$(238)	(173)	(119)	(39)	(26)
Operating profit	(43)	(49)	(27)	(12)	(7)

(In millions)

		2009	2008	2007	2006	2005
Revenues						
Reported GAAP Basis	$	3,135	3,164	2,735	2,354	2,113
Adjustments:						
Change to Parallel Rate (a)		(238)	(173)	(119)	(39)	(26)
Venezuela Currency Loss (b)		-	-	-	-	-
India Acquisition Gain (c)		-	-	-	-	-
Adjusted Basis	$	2,897	2,990	2,616	2,315	2,087
Segment Operating Profit						
Reported GAAP Basis	$	213	272	223	184	120
Adjustments:						
Change to Parallel Rate (a)		(39)	(49)	(27)	(12)	(7)
Venezuela Currency Loss (b)		-	-	-	-	-
India Acquisition Gain (c)		-	-	-	-	-
Adjusted Basis	$	175	223	196	172	113

BRINKS

Adjusted Results - Reconciled to Amounts Reported under GAAP
(Cont.)

The Brink's Company
See page 25 for explanation of footnotes
Reconciliation
Amounts may not add due to rounding

Adjusted Results - Reconciled to Amounts Reported under GAAP
(Cont.)

The Brink's Company
(In millions)	2009	2008	2007	2006	2005
Non-Segment
Reported GAAP Basis	$(47)	(43)	(62)	(73)	(82)
Adjustments:
Change to Parallel Rate (a)	-	-	-	-	-
Venezuela Currency Loss (b)	23	-	-	-	-
India Acquisition Gain (c)	(14)	-	-	-	-
Adjusted Basis	$(38)	(43)	(62)	(73)	(82)

Total Operating Profit
Reported GAAP Basis	$167	229	161	111	38
Adjustments:
Change to Parallel Rate (a)	(39)	(49)	(27)	(12)	(7)
Venezuela Currency Loss (b)	23	-	-	-	-
India Acquisition Gain (c)	(14)	-	-	-	-
Adjusted Basis	$137	180	134	99	31
See page 25 for explanation of footnotes
Reconciliation
Amounts may not add due to rounding

2009			
(In millions)		GAAP Basis	Change to Parallel Rate (a)	Adjusted Basis
Revenues by line of Business				
Cash-In-Transit	$	1,728	(154)	1,574
High-Value Services		1,028	(83)	945
Security Services		379	(1)	378
Total Revenues	$	3,135	(238)	2,897

BRINKS

The Brink's Company
Adjusted Results - Reconciled to Amounts Reported under GAAP
(Cont.)
See page 25 for explanation of footnotes